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                                                            PAGE 19 OF ___ PAGES

                                                                       Exhibit A

                       AGREEMENT DATED DECEMBER 5, 2000

                        RE: JOINT FILING OF SCHEDULE 13D


                  The undersigned hereby agree that:

                  (i) each of them is individually eligible to use Amendment No. 1 to the Schedule 13D attached hereto;

                  (ii) the attached Amendment No. 1 to the Schedule 13D is filed on behalf of each of them; and

                  (iii) each of them is responsible for the timely filing of such Amendment No. 1 to Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                          CITIGROUP INC.


                          By: /s/ Joseph B. Wollard
                             --------------------------------------
                             Name:  Joseph B. Wollard
                             Title:  Assistant Secretary


                          CITIGROUP HOLDINGS COMPANY


                          By: /s/ Kenneth Cohen
                             --------------------------------------
                             Name:  Kenneth Cohen
                             Title:  Assistant Secretary


                          CITICORP


                          By: /s/ Joseph B. Wollard
                             --------------------------------------
                             Name:  Joseph B. Wollard
                             Title:  Assistant Secretary

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                                                            PAGE 20 OF ___ PAGES



                          CITIBANK, N.A.


                          By: /s/ Joseph B. Wollard
                             --------------------------------------
                             Name:  Joseph B. Wollard
                             Title:  Assistant Secretary


                          CITICORP BANKING CORPORATION


                          By: /s/ William Wolf
                             --------------------------------------
                             Name:  William Wolf
                             Title:  Senior Vice President


                          399 VENTURE PARTNERS, INC.


                          By: /s/ Anthony P. Mirra
                             --------------------------------------
                             Name: Anthony P. Mirra
                             Title: Vice President


                          CITICORP VENTURE CAPITAL, LTD.


                          By: /s/ Anthony P. Mirra
                             --------------------------------------
                             Name: Anthony P. Mirra
                             Title: Vice President


                          COURT SQUARE CAPITAL LIMITED


                          By: /s/ Anthony P. Mirra
                             --------------------------------------
                             Name: Anthony P. Mirra
                             Title: Vice President